JANUS ASPEN SERIES
                                 SERVICE SHARES
                        Supplement Dated January 10, 2002
         to Prospectus Dated July 31, 2001 or May 1, 2001, as applicable as Supplemented October 3, 2001, October 26, 2001 and December 31, 2001


Effective February 1, 2002, the following supplements the portfolio management information in the Prospectus:

James P. Goff has been appointed Director of Research at Janus Capital and will no longer serve as Executive Vice President or Portfolio Manager of Aggressive Growth Portfolio.

Jonathan D. Coleman has assumed the duties of Executive Vice President and Portfolio Manager of the Portfolio. It is anticipated that Mr. Coleman will also become Portfolio Manager of all other accounts previously managed by Mr. Goff. Mr. Coleman was a research analyst with Janus Capital from 2000 through 2002. From 1997 through 2000, he co-managed Janus Venture Fund. Mr. Coleman joined Janus Capital in 1994 as a research analyst. He holds a bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.